UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

EveryWare Global, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

519 North Pierce Avenue, Lancaster, Ohio 43130
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (740) 681-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.
On August 21, 2014, Oneida UK Limited (the “Seller”), an indirect, wholly owned subsidiary of EveryWare Global, Inc. (the “Company”), sold the share capital of Oneida International Limited (“Oneida”) pursuant to an Agreement (the “Share Purchase Agreement”) with HUK 54 Limited (the “Buyer”), a subsidiary of Hilco Capital Limited, for consideration of an aggregate of £3.7 million consisting of indebtedness repaid by Buyer at closing, including amounts due to the Company and the repayment of Oneida’s revolving credit facility (the “U.K. Revolver”) with Burdale Financial Limited (the “Sale”). Oneida comprised the Company’s business in the United Kingdom. The Sale did not include the right to license the ONEIDA ®, Anchor Hocking® or Sant’ Andrea® brands, which are retained by the Company, subject to a four month exclusive European and Middle East license and subsequent sell off right.
The Share Purchase Agreement contains customary representations, warranties, and covenants. The Share Purchase Agreement also contains customary indemnification provisions whereby the Sellers will indemnify the Buyer for certain losses arising out of any inaccuracy in, or breaches of, the warranties and covenants of the Sellers under the Share Purchase Agreement.
The foregoing summary is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure
On August 21, 2014, the Company issued a press release announcing the sale of its Oneida International Limited business pursuant to the Share Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2. Exhibit 99.2 is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.
The information, in this Item 7.01, including Exhibit 99.1, furnished in this Current Report on Form 8-K is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.
Item 9.01.     Financial Statements and Exhibits.
(b)    Pro forma financial information
The unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 and unaudited pro forma condensed consolidated statements of operations of EveryWare Global, Inc. for the six months ended June 30, 2014 and the year ended December 31, 2013 and the year ended December 31, 2012, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(d)    Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement dated as of August 21, 2014, by Oneida International Limited, a wholly owned subsidiary of EveryWare Global, Inc. and HUK 54 Limited, a subsidiary of Hilco Capital Limited.
99.1	Unaudited pro forma financial information.
99.2	Press release of EveryWare Global, Inc. dated August 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EVERYWARE GLOBAL, INC.

Date:	August 26, 2014	By:	/s/ Bernard Peters
		Name:	Bernard Peters
		Title:	Executive Vice President and Chief Financial Officer